THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this  "AMENDMENT"),  dated as
                                                          ---------
of March 30, 2001, is entered into by and among CHALONE WINE GROUP, LTD. (the "BORROWER"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
 --------
NEDERLAND," NEW YORK BRANCH (the "Bank").

                                    RECITALS
                                    --------

         A. The Borrower and the Bank are parties to a Credit Agreement dated as of March 31, 1999, as amended by a First Amendment to Credit Agreement dated as of September 15, 2000, and a Second Amendment to Credit Agreement and Waiver dated as of February 9, 2001 (as so amended, the "CREDIT AGREEMENT") pursuant to
                                                  ----------------
which the Bank has extended certain credit facilities to the Borrower.

         B. The Borrower has requested that the Bank agree to (i) amend certain financial covenants set forth in Section 5.3 of the Credit Agreement and (ii) extend the scheduled maturity of the Revolving Loans for an additional 364-day period.
         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS.  Unless otherwise  defined herein,  capitalized terms
            -------------
used herein (including in the Recitals above and in the Consent and Agreement of Guarantors attached hereto) shall have the meanings assigned to them in the Credit Agreement.

         2. AMENDMENT.  Subject to the terms and conditions  hereof,  the Credit
            ---------
Agreement is hereby amended as follows:.

              (a) Section 1.1 is hereby amended by amending the defined term "REVOLVING LOAN MATURITY DATE" by deleting the date "March 31, 2001" and
 -------------------------------
replacing it with "March 30, 2002".

              (b) Section 2.3(A) is hereby amended and restated in its entirety as follows:

                           "(A) TERM LOAN. The unpaid  principal  balance of the
                                ---------
              Term Loan shall bear interest calculated at a fluctuating rate per annum equal to, at the Borrower's option (except as otherwise provided herein) (I) the LIBOR Rate plus 1.50% during any Interest Period or (II) the Reference Rate plus 0%."

              (c) Section 2.3(B) is hereby amended by deleting the interest margin "0.875%" and replacing it with "1.375%".

              (d) Section 5.3(A) is hereby amended and restated in its entirety as follows:

                           "(A) [Intentionally omitted.]"


                                       1.

              (e) Section 5.3(B) is hereby amended and restated in its entirety as follows:

                           "(B) The Borrower  shall  maintain,  for each rolling
              4-quarter period, a ratio of (i) EBIT for such 4-quarter period to
              (ii) Interest Expense for such 4quarter period, in each case determined in accordance with GAAP on a consolidated basis, of not less than (1) 1.50 to 1.00, measured as of March 31, 2001, (2)
              1.25 to  1.00,  measured  as of June  30,  2001,  (3) 1.50 to 1.00 measured as of September 30, 2001,  and December 31, 2001, and (4)
              1.75 to 1.00, measured as of March 31, 2002 and the last day of each fiscal quarter thereafter."

              (f) Section 5.3(C) is hereby amended and restated in its entirety as follows:

                           "(C) The Borrower will maintain a ratio of (i) EBITDA
              to (ii) the sum of (A) the current portion of long term Indebtedness plus (B) Interest Expense, in each case determined in accordance with GAAP for the Borrower and its Subsidiaries on a consolidated basis for the rolling 4quarter period then most recently ended, of not less than (1) 1.75 to 1.00, measured as of the last day of each fiscal quarter through September 30, 2001,
              (2) 1.90 to 1.00, measured as of the last day of each fiscal quarter ending after September 30, 2001, through March 31, 2002,
              (3) 2.00 to 1.00, measured as of the last day of each fiscal quarter ending after March 31, 2002, through December 31, 2004, and (4) 1.25 to 1.00, measured as of the last day of each fiscal quarter thereafter."

              (g) Section 5.3(D) is hereby amended and restated in its entirety as follows:

                           "(D)  The  Borrower  shall  maintain  a ratio  of (i)
              senior long term indebtedness PLUS the current portion of all other long term debt to (ii) senior long term indebtedness PLUS the current portion of all other long term indebtedness PLUS Net Worth, in each case determined in accordance with GAAP on a consolidated basis, of not more than 0.50 to 1.00, measured as of the last day of each fiscal quarter."

              (h) Section 5.3(E) is hereby amended and restated in its entirety as follows:

                           "(E) The  Borrower  shall not permit its Tangible Net
              Worth to be less than (i) $56,000,000 plus (ii) 50% of net income earned in each quarterly accounting period commencing after March 31, 2001 (without deduction for losses), plus (iii) 100% of all Net Issuance Proceeds after March 31, 2001, determined in accordance with GAAP on a consolidated basis, measured as of the last day of each fiscal quarter. As used herein, "NET ISSUANCE PROCEEDS" means, as to any issuance of equity by any Person, cash proceeds received or receivable by such Person in connection therewith, net of out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of such Person."

              (i) The Pricing Matrix attached as Annex I to the Credit Agreement is hereby deleted in its entirety.


                                       2.

         3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as of the Effective Date, as follows:

              (a) After giving effect to this Amendment, no Event of Default has occurred and is continuing

              (b) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

              (c) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

         4. EFFECTIVE DATE. This Amendment will become effective on the date first above written (the "EFFECTIVE DATE"), PROVIDED that each of the following conditions precedent is satisfied:

              (a) The Bank has received (i) from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment, and (ii) from each guarantor a duly executed original (or, if elected by the Bank, an executed facsimile copy) of the Consent and Agreement of Guarantors attached hereto.

              (b) All representations and warranties contained herein are true and correct as of the Effective Date.

         5. RESERVATION OF RIGHTS. The Borrower acknowledges and agrees that the Bank's execution and delivery of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments or waivers under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Bank to receive any indemnity or similar payment from any Person as a result of any matter arising from or relating to the subject matter of this Amendment.

         6. MISCELLANEOUS.

              (a) All terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect.

              (b) This Amendment shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

              (c)  This  Amendment   shall  be  governed  by  and  construed  in
accordance with the law of the State of California.

              (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Bank is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents,


                                       3.

              (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 7.1 of the Credit Agreement.

              (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

              (g) The Borrower covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses (including reasonable attorneys' fees) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

              (h) This Amendment constitutes a "Loan Document" under and for all purposes of the Credit Agreement and the other Loan Documents.

                            [SIGNATURE PAGE FOLLOWS.]









                                       4.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                        CHALONE WINE GROUP, LTD.

                                        By: /s/THOMAS B. SELFRIDGE
                                            ------------------------
                                        Name: Thomas B. Selfridge
                                              ----------------------
                                        Title: Pres/CFO
                                               ---------------------

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND," NEW YORK BRANCH

                                        By: /s/ EDWARD PAYSOR
                                            ------------------------
                                        Name:   Edward Paysor
                                              ----------------------
                                        Title:  Executive Director
                                               ---------------------


                                        By: /s/ ANGELO J. BALESTRIERI
                                            -------------------------
                                        Name:   Angelo J. Balestrieri
                                              -----------------------
                                        Title:  Vice President
                                               ----------------------


                                       5.

                       CONSENT AND AGREEMENT OF GUARANTORS

                  Each of the undersigned, in its capacity as a guarantor, acknowledges that its consent to the foregoing Third Amendment to Credit Agreement (the "AMENDMENT") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned executed by the undersigned in the Bank's favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

         GUARANTORS:

         EDNA VALLEY VINEYARD,
         as a guarantor

         By:/s/THOMAS B. SELFRIDGE
            -------------------------
         Name:
         Title:



         CANOE RIDGE VINEYARD LLC,
         as a guarantor


         By:/s/THOMAS B. SELFRIDGE
            -------------------------
         Name:
         Title:


         SHW Equity Company,
         as a guarantor


         By:/s/THOMAS B. SELFRIDGE
            -------------------------
         Name:
         Title:


                                       6.